UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

January 31, 2011

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 31, 2011, NewStar Financial, Inc. (the “Company”) entered into a Seventh Omnibus Amendment (the “Amendment”) to the Sale and Servicing Agreement, Indenture, and Note Purchase Agreement, all dated as of November 19, 2008, by and among US. Bank National Association as the custodian and the indenture trustee, Citibank, N.A. as a liquidity bank and the note purchaser agent, Charta, LLC as an investor under the note purchase agreement, NewStar Warehouse Funding 2005 LLC as the issuer and purchaser, the Company as the seller and servicer, and Lyons Financial Services, Inc. as the backup servicer.

The Amendment extended the revolving period of the credit facility from January 31, 2011 to February 7, 2011 (the “revolving period”). The Company expects to enter into an additional amendment to extend the revolving period of the credit facility on or before February 7, 2011. If the Company and Citibank do not agree on terms to extend the revolving period on or before February 7, 2011, the facility enters a six month amortization period, and the Company’s ability to make new borrowings under the facility will terminate. The facility had a balance of $22.4 million on January 31, 2011.

Important Cautionary Statement About Forward-Looking Statements

The information in this report contains forward-looking statements, including statements regarding the Company’s intention to renew its credit facility with Citibank. There can be no assurance that the Company will renew this facility. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and the Company does not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include the Company’s ability to come to terms with Citibank on the terms of a renewal, in addition to those factors that can be found in the Company’s filings with the Securities and Exchange Commission, including Item 1A (“Risk Factors”) of its Annual Report on Form 10-K for the year ended December 31, 2009, as supplemented by the Risk Factors contained in its Quarterly Reports on Form 10-Q, and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: February 1, 2011	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

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